UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16

UNDER THE SECURITIES EXCHANGE ACT OF 1934

For the month of July 2017

Commission File Number 001-34566

China Biologic Products Holdings, Inc.

(Exact name of registrant as specified in its charter)

18th Floor, Jialong International Building, 19 Chaoyang Park Road

Chaoyang District, Beijing 100125

People’s Republic of China

(+86) 10-6598-3111

(Address of principal executive office)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.  Form 20-F ☒    Form 40-F ☐

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(1): ☐

Note: Regulation S-T Rule 101(b)(1) only permits the submission in paper of a Form 6-K if submitted solely to provide an attached annual report to security holders.

Indicate by check mark if the registrant is submitting the Form 6-K in paper as permitted by Regulation S-T Rule 101(b)(7): ☐

Note: Regulation S-T Rule 101(b)(7) only permits the submission in paper of a Form 6-K if submitted to furnish a report or other document that the registrant foreign private issuer must furnish and make public under the laws of the jurisdiction in which the registrant is incorporated, domiciled or legally organized (the registrant’s “home country”), or under the rules of the home country exchange on which the registrant’s securities are traded, as long as the report or other document is not a press release, is not required to be and has not been distributed to the registrant’s security holders, and, if discussing a material event, has already been the subject of a Form 6-K submission or other Commission filing on EDGAR.

On July 21, 2017, China Biologic Products, Inc., a Delaware corporation (“CBPO”), completed a redomicile merger (the “Redomicile Merger”), resulting in CBPO merging with and into China Biologic Products Holdings, Inc., an exempted company incorporated under the laws of the Cayman Islands (“CBPO Cayman”), with CBPO Cayman as the surviving company, pursuant to the agreement and plan of merger dated as of April 28, 2017 by and between CBPO and CBPO Cayman (the “Merger Agreement”). The Merger Agreement was approved and adopted by the stockholders of CBPO. The Merger Agreement was filed with CBPO Cayman’s Registration Statement on Form F-4 initially filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2017, as amended (the “Registration Statement”) and the proxy statement/prospectus filed with the SEC on May 19, 2017 (the “Prospectus”). On July 21, 2017, CBPO filed a current report on Form 8-K with the SEC, disclosing the completion of the Redomicile Merger, which report is incorporated herein by reference.

Prior to the Redomicile Merger, CBPO’s common stock was registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and listed on NASDAQ under the symbol “CBPO.” As a result of the Redomicile Merger, each share of CBPO’s common stock was converted into the right to receive one ordinary share in the capital of CBPO Cayman and CBPO Cayman issued to each holder of such right that number of ordinary shares in CBPO Cayman to which each such holder was entitled. CBPO expects to file a Form 15 with the SEC to terminate the registration of the shares of its common stock and suspend its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

This report is being filed for the purpose of establishing CBPO Cayman as the successor issuer pursuant to Rule 12g-3 under the Exchange Act. Pursuant to Rule 12g-3(a) under the Exchange Act, the ordinary shares and the preferred share purchase rights of CBPO Cayman, as successor issuer, are deemed registered under Section 12(b) of the Exchange Act.

As of July 21, 2017, CBPO Cayman, together with its subsidiaries, own and continue to conduct the business in substantially the same manner as was conducted by CBPO and its subsidiaries. CBPO Cayman is managed by substantially the same board of directors and executive officers that managed CBPO immediately prior to the Redomicile Merger.

In connection with the completion of the Redomicile Merger, CBPO Cayman expects to enter into indemnification agreements with those directors, executive officers and other officers and employees (including those of its subsidiaries) who currently have indemnification agreements with CBPO. The CBPO Cayman indemnification agreements will be substantially similar to CBPO’s existing indemnification agreements and will generally require that CBPO Cayman indemnify and hold an indemnitee harmless to the fullest extent permitted by law for liabilities arising out of the indemnitee’s current or past association with CBPO Cayman, any subsidiary of CBPO Cayman or another entity where he or she is or was serving at CBPO Cayman’s request as a director or officer or in a similar capacity that involves services with respect to any employee benefit plan. The indemnification agreements also provide for the advancement of defense expenses by CBPO Cayman.

As part of the Redomicile Merger, all existing equity compensation plans of CBPO, as may be amended, were adopted and assumed by CBPO Cayman. Additionally, CBPO Cayman adopted and assumed the obligations of CBPO under or with respect to certain contracts or agreements as described in the Merger Agreement.

As of July 21, 2017, in connection with and effective upon completion of the Redomicile Merger, the rights of shareholders of CBPO Cayman will be governed by its memorandum of association and articles of association, as amended and restated from time to time, by the Companies Law (2016 Revision) of the Cayman Islands (the “Companies Law”), and by the common law of the Cayman Islands.

DESCRIPTION OF SHARE CAPITAL OF CBPO CAYMAN

The following description of the material terms of CBPO Cayman’s ordinary shares following the Redomicile Merger includes a summary of specified provisions of the memorandum of association and articles of association of CBPO Cayman that came into effect upon completion of the Redomicile Merger. This description is qualified by reference to the amended and restated memorandum of association and articles of association of CBPO Cayman, which were filed with the Registration Statement and the Prospectus and are incorporated by reference into this report. You are encouraged to read the relevant provisions of the Companies Law and CBPO Cayman’s memorandum and articles of association, as amended and restated from time to time, as they relate to the following summary.

2

Authorized Share Capital

CBPO Cayman is authorized to issue 110,000,000 shares of a par value of US$0.0001 each. The board of directors of CBPO Cayman is authorized to issue these shares in different classes and series and, with respect to each class or series, to determine the designations, powers, preferences, privileges and other rights, including dividend rights, conversion rights, terms of redemption and liquidation preferences, any or all of which may be greater than the powers and rights associated with the ordinary shares, at such times and on such other terms as they think proper.

As of the close of business on May 17, 2017, CBPO Cayman had one ordinary share issued and outstanding and no preference shares issued and outstanding. Upon the completion of the Redomicile Merger, CBPO Cayman issued approximately 27,238,357 ordinary shares in the Redomicile Merger and the one ordinary share issued and outstanding prior to the Redomicile Merger was cancelled.

Ordinary Shares

General

All of CBPO Cayman’s issued and outstanding ordinary shares will be issued credited as fully paid and non-assessable. CBPO Cayman’s ordinary shares are issued in registered form, and are issued when registered in CBPO Cayman’s register of members. CBPO Cayman’s shareholders who are non-residents of the Cayman Islands may freely hold and transfer their ordinary shares.

Dividends

The holders of CBPO Cayman’s ordinary shares are entitled to such dividends as may be declared by CBPO Cayman’s board of directors, subject to the Companies Law and the memorandum and articles of association of CBPO Cayman, as amended and restated from time to time. Under Cayman Islands law, dividends may be declared and paid only out of funds legally available therefor, namely out of either profit or share premium account, provided that in no circumstances may CBPO Cayman pay a dividend if this would result in CBPO Cayman being unable to pay its debts as they fall due in the ordinary course of business.

Register of Members

Under Cayman Islands law, CBPO Cayman must keep a register of members and there shall be entered therein:

•	the names and addresses of the members, a statement of the shares held by each member, and of the amount paid or agreed to be considered as paid, on the shares of each member;
•	the date on which the name of any person was entered on the register as a member; and
•	the date on which any person ceased to be a member.

Under Cayman Islands law, the register of members of CBPO Cayman is prima facie evidence of the matters set out therein (i.e., the register of members will raise a presumption of fact on the matters referred to above unless rebutted) and a member registered in the register of members shall be deemed as a matter of Cayman Islands law to have legal title to the shares as set against its name in the register of members. Upon the closing of this Redomicile Merger, the register of members shall be immediately updated to reflect the issue of ordinary shares by CBPO Cayman to CBPO’s stockholders. Once CBPO Cayman’s register of members has been updated, the shareholders recorded in the register of members will be deemed to have legal title to the ordinary shares set against their name in the register of members.

3

Voting Rights

Each holder of ordinary shares is entitled to one vote on all matters upon which the ordinary shares are entitled to vote on a show of hands or, on a poll, each holder is entitled to have one vote for each share registered in his name on the register of members. Voting at any meeting of shareholders is by show of hands unless a poll is demanded. A poll may be demanded by the chairman of CBPO Cayman’s board of directors or by any one or more shareholders holding at least one-tenth of the votes attaching to the issued and outstanding ordinary shares in CBPO Cayman entitled to vote at general meetings, present in person or by proxy.

A quorum required for a general meeting of shareholders consists of one or more shareholders who hold in aggregate at least one-third of the votes attaching to the issued and outstanding ordinary shares in CBPO Cayman entitled to vote at general meetings, present in person or by proxy or, if a corporation or other non-natural person, by its duly authorized representative. Although not required by the Companies Laws or CBPO Cayman’s amended and restated memorandum and articles of association, CBPO Cayman expects to hold shareholders’ meetings annually and such meetings may be convened by CBPO Cayman’s board of directors on its own initiative or upon a request to the directors by shareholders holding in aggregate at least 25 per cent. in par value of CBPO Cayman’s issued shares that carry the right to vote at general meetings. An extraordinary general meeting may also be called by the Chairman of the Board or the President of CBPO Cayman. Advance notice of at least 10 days is required for the convening of CBPO Cayman’s annual general meeting and other shareholders meetings.

An ordinary resolution to be passed by the shareholders requires the affirmative vote of a simple majority of the votes attaching to the ordinary shares cast by those shareholders entitled to vote who are present in person or by proxy in a general meeting, while a special resolution requires the affirmative vote of no less than two-thirds of the votes attaching to the ordinary shares cast by those shareholders entitled to vote who are present in person or by proxy in a general meeting. Both ordinary resolutions and special resolutions may also be passed by a unanimous written resolution signed by all the shareholders of CBPO Cayman, as permitted by the Companies Law and the amended and restated memorandum and articles of association of CBPO Cayman. A special resolution will be required for important matters such as change of name or making changes to the memorandum and articles of association of CBPO Cayman.

Transfer of Ordinary Shares

Subject to the restrictions of CBPO Cayman’s articles of association, as applicable, any of CBPO Cayman’s shareholders may transfer all or any of his or her ordinary shares by an instrument of transfer in the usual or common form or any other form approved by CBPO Cayman’s board.

CBPO Cayman’s board of directors may, in its absolute discretion, decline to register any transfer of any ordinary share which is not fully paid up or on which CBPO Cayman have a lien. CBPO Cayman’s directors may also decline to register any transfer of any ordinary share unless:

•	the instrument of transfer is lodged with CBPO Cayman, accompanied by the certificate for the ordinary shares to which it relates and such other evidence as CBPO Cayman’s board of directors may reasonably require to show the right of the transferor to make the transfer;
•	the instrument of transfer is in respect of only one class of ordinary shares;
•	the instrument of transfer is properly stamped, if required;
•	in the case of a transfer to joint holders, the number of joint holders to whom the ordinary share is to be transferred does not exceed four; or
•	the ordinary shares transferred are free of any lien in favor of CBPO Cayman.

If CBPO Cayman’s directors refuse to register a transfer they shall, within two months after the date on which the instrument of transfer was lodged, send to each of the transferor and the transferee notice of such refusal. The registration of transfers may, on 14 days’ notice being given by advertisement in such one or more newspapers or by electronic means, be suspended and the register closed at such times and for such periods as CBPO Cayman’s board of directors may from time to time determine; provided, however, that the registration of transfers shall not be suspended and the register shall not be closed for more than 30 days in any year.

4

Liquidation

On a winding up of CBPO Cayman, if the assets available for distribution among its shareholders shall be more than sufficient to repay the whole of the share capital at the commencement of the winding up, the surplus will be distributed among its shareholders in proportion to the par value of the shares held by them at the commencement of the winding up, subject to a deduction from those shares in respect of which there are monies due, of all monies payable to CBPO Cayman for unpaid calls or otherwise. If CBPO Cayman’s assets available for distribution are insufficient to repay all of the paid-up capital, the assets will be distributed so that the losses are borne by its shareholders in proportion to the par value of the shares held by them.

Calls on Ordinary Shares and Forfeiture of Ordinary Shares

CBPO Cayman’s board of directors may from time to time make calls upon shareholders for any amounts unpaid on their ordinary shares in a notice served to such shareholders at least 14 days prior to the specified time of payment. The ordinary shares that have been called upon and remain unpaid are subject to forfeiture.

Redemption, Repurchase and Surrender of Ordinary Shares

CBPO Cayman may issue shares on terms that are subject to redemption, at CBPO Cayman’s option or at the option of the holders, on such terms and in such manner as may be determined before the issue of such shares, by CBPO Cayman’s board of directors or by a special resolution of CBPO Cayman’s shareholders. CBPO Cayman may also repurchase any of its shares provided that the manner and terms of such purchase have been agreed between the board of directors and the relevant shareholder or are otherwise authorized by its memorandum and articles of association. Under the Companies Law, the redemption or repurchase of any share may be paid out of CBPO Cayman’s profits or out of the proceeds of a fresh issue of shares made for the purpose of such redemption or repurchase, or out of capital (including share premium account and capital redemption reserve) if CBPO Cayman can, immediately following such payment, pay its debts as they fall due in the ordinary course of business. In addition, under the Companies Law no such share may be redeemed or repurchased (a) unless it is fully paid up, (b) if such redemption or repurchase would result in there being no shares outstanding, or (c) if the company has commenced liquidation. In addition, CBPO Cayman may accept the surrender of any fully paid share for no consideration.

Variations of Rights of Shares

All or any of the special rights attached to any class of shares may, subject to the provisions of the Companies Law, be varied either with the written consent of the holders of not less than two-thirds of the issued shares of that class or with the sanction of a special resolution passed at a general meeting of the holders of the shares of that class.

Inspection of Books and Records

Holders of CBPO Cayman’s ordinary shares have no general right under Cayman Islands law to inspect or obtain copies of CBPO Cayman’s list of shareholders or its corporate records. However, CBPO Cayman will provide its shareholders with annual audited financial statements.

Changes in Capital

CBPO Cayman may from time to time by ordinary resolution:

•	increase its share capital by such sum, to be divided into shares of such classes and amount, as the resolution shall prescribe;
•	consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares;
•	convert all or any of its paid up shares into stock and reconvert that stock into paid up shares of any denomination;
•	sub-divide its existing shares, or any of them into shares of a smaller amount that is fixed by the amended and restated memorandum and articles of association; and
•	cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person and diminish the amount of its share capital by the amount of the shares so cancelled.

5

Subject to Companies Law and confirmation by the Grand Court of the Cayman Islands on an application by CBPO Cayman for an order confirming such reduction, CBPO Cayman may by special resolution reduce its share capital and any capital redemption reserve in any manner authorized by law.

Issuance of Additional Preferred Shares

CBPO Cayman’s amended and restated memorandum and articles of association authorizes CBPO Cayman’s board of directors to issue additional ordinary shares from time to time as its board of directors shall determine, to the extent of available authorized but unissued shares.

CBPO Cayman’s amended and restated memorandum and articles of association authorizes CBPO Cayman’s board of directors to establish from time to time one or more series of preferred shares and to determine, with respect to any series of preferred shares, the terms and rights of that series, including:

•	the designation of the series;
•	the number of shares of the series;
•	the dividend rights, dividend rates, conversion rights, voting rights; and
•	the rights and terms of redemption and liquidation preferences.

CBPO Cayman’s board of directors may issue preferred shares without action by its shareholders to the extent authorized but unissued. In addition, the issuance of preferred shares may be used as an anti-takeover device without further action on the part of the shareholders. Issuance of these shares may dilute the voting power of holders of ordinary shares.

Preferred Share Purchase Rights

Each ordinary share includes one right, which we refer to as a Right, that entitles the holder to purchase from us a unit consisting of one-thousandth of a share of the CBPO Cayman’s Series A Participating Preferred Stock, par value $0.0001 per share, or the Preferred Stock, at an exercise price of $550.00 per one one-thousandth of a Preferred Share, or the Exercise Price, subject to specified adjustments. The Rights were issued pursuant to a preferred share purchase rights agreement dated February 22, 2017, or the Rights Agreement, and Securities Transfer Corporation is the rights agent under the assigned Rights agreement, or the Rights Agent. Until a Right is exercised, the holder of a Right will have no rights to vote or receive dividends or any other shareholder rights.

The Rights may have anti-takeover effects. The Rights will cause substantial dilution to any person or group that attempts to acquire us without the approval of our Board. As a result, the overall effect of the Rights may be to render more difficult or discourage any attempt to acquire us. Because our Board can approve a redemption of the Rights for a permitted offer, the Rights should not interfere with a merger or other business combination approved by our Board.

The Rights are not immediately exercisable and will become exercisable only upon the occurrence of certain events. In particular:

•	if a person or group acquires 15% or more of CBPO Cayman’s ordinary shares (including through derivatives), then the Rights will become exercisable and each Right will entitle its holder (except the acquiring person or group) to purchase, at the Exercise Price, a number of CBPO Cayman’s ordinary shares having a then-current market value of twice the Exercise Price;
•	if after a person or group acquires 15% or more of CBPO Cayman’s ordinary shares, CBPO Cayman merges into another company, an acquiring entity merges into CBPO Cayman or CBPO Cayman sells or transfers more than 50% of its assets, cash flow or earning power, then each Right will entitle its holder (except the acquiring person or group) to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price; or
•	after a person or group acquires 15% or more of CBPO Cayman’s ordinary shares, the Board may, at its option, exchange the Rights (except for Rights held by the acquiring person or group), in whole or in part, for ordinary shares at an exchange ratio of one ordinary share per Right (subject to adjustment).

6

The following is a more detailed summary of the terms of the Rights Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, a copy of which we have filed as an exhibit to the registration statement of which this prospectus is a part.

Distribution and Transfer of Rights; Rights Certificates

The Board has declared a dividend of one Right for each outstanding ordinary share. Prior to the Distribution Date referred to below:

•	the Rights will be evidenced by and trade with the certificates for the ordinary shares (or, with respect to any uncertificated ordinary shares registered in book entry form, by notation in book entry), together with a copy of this summary of Rights, and no separate rights certificates will be distributed;
•	new ordinary shares certificates issued after the Record Date will contain a legend incorporating the Rights Agreement by reference (for uncertificated ordinary shares registered in book entry form, this legend will be contained in a notation in book entry); and
•	the surrender for transfer of any certificates for ordinary shares (or the surrender for transfer of any uncertificated ordinary shares registered in book entry form) will also constitute the transfer of the Rights associated with such ordinary shares.

Rights will accompany any new ordinary shares that are issued after the Record Date.

Distribution Date

Subject to certain exceptions specified in the Rights Agreement, the Rights will separate from the ordinary shares and become exercisable following (i) the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 15% or more of the ordinary shares or (ii) the 10th business day (or such later date as may be determined by the Board) after a person or group announces a tender or exchange offer that would result in ownership by a person or group of 15% or more of the ordinary shares. For purposes of the Rights Agreement, beneficial ownership is defined to include the ownership of derivative securities.

“Acquiring Person” means a person or group of affiliated or associated persons who has acquired beneficial ownership of 15% or more of the ordinary shares; provided however, no person who, at the time of the adoption of the Rights Agreement, beneficially owns 15% or more of the ordinary shares shall be deemed to be an Acquiring Person (i.e. a stockholder’s existing ownership of the ordinary shares will be grandfathered), unless and until such person acquires beneficial ownership of additional 2% or more of the ordinary shares without the pre-approval of the Board.

The date on which the Rights separate from the ordinary shares and become exercisable is referred to as the “Distribution Date.”

After the Distribution Date, CBPO Cayman will mail Rights certificates to CBPO Cayman’s stockholders as of the close of business on the Distribution Date and the Rights will become transferable apart from the ordinary shares. Thereafter, such Rights certificates alone will represent the Rights.

Preferred Shares Purchasable Upon Exercise of Rights

After the Distribution Date, each Right will entitle the holder to purchase, for the Exercise Price, one one-thousandth of a Preferred Share having economic and other terms similar to that of one ordinary share. This portion of a Preferred Share is intended to give the stockholder approximately the same dividend, voting and liquidation rights as would one ordinary share, and should approximate the value of one ordinary share.

More specifically, each one one-thousandth of a Preferred Share, if issued, will:

•	not be redeemable;
•	entitle holders to quarterly dividend payments of $0.001 per share, or an amount equal to the dividend paid on one ordinary share, whichever is greater;
•	entitle holders upon liquidation either to receive $1 per share or an amount equal to the payment made on one ordinary share, whichever is greater;
•	have the same voting power as one ordinary share; and
•	entitle holders to a per share payment equal to the payment made on one ordinary share, if the ordinary shares are exchanged via merger, consolidation or a similar transaction.

7

Flip-In Trigger

If an Acquiring Person obtains beneficial ownership of 15% or more of the ordinary shares, then each Right will entitle the holder thereof to purchase, for the Exercise Price, a number of ordinary shares (or, in certain circumstances, cash, property or other securities of CBPO Cayman) having a then-current market value of twice the Exercise Price. However, the Rights are not exercisable following the occurrence of the foregoing event until such time as the Rights are no longer redeemable by CBPO Cayman, as further described below.

Following the occurrence of an event set forth in preceding paragraph, all Rights that are or, under certain circumstances specified in the Rights Agreement, were beneficially owned by an Acquiring Person or certain of its transferees will be null and void.

Flip-Over Trigger

If, after an Acquiring Person obtains 15% or more of the ordinary shares, (i) CBPO Cayman merges into another entity, (ii) an acquiring entity merges into CBPO Cayman or (iii) CBPO Cayman sells or transfers more than 50% of its assets, cash flow or earning power, then each Right (except for Rights that have previously been voided as set forth above) will entitle the holder thereof to purchase, for the Exercise Price, a number of shares of common stock of the person engaging in the transaction having a then-current market value of twice the Exercise Price.

Exchange Provision

At any time after the date on which an Acquiring Person beneficially owns 15% or more of the ordinary shares, the Board may, at its option, exchange the Rights (except for Rights that have previously been voided as set forth above), in whole or in part, for ordinary shares at an exchange ratio of one ordinary share per Right (subject to adjustment). In certain circumstances, CBPO Cayman may elect to exchange the Rights for cash or other securities of CBPO Cayman having a value approximately equal to one ordinary share.

Redemption of the Rights

The Rights will be redeemable at CBPO Cayman’s option for $0.001 per Right (payable in cash, ordinary shares or other consideration deemed appropriate by the Board) at any time on or prior to the 10th business day (or such later date as may be determined by the Board) after the public announcement that an Acquiring Person has acquired beneficial ownership of 15% or more of the ordinary shares. Immediately upon the action of the Board ordering redemption, the Rights will terminate and the only right of the holders of the Rights will be to receive the $0.001 redemption price. The redemption price will be adjusted if CBPO Cayman undertakes a stock dividend or a stock split.

Expiration of the Rights

The Rights expire on the earliest of (i) 5:00 p.m., New York City time, on the two year anniversary date of the date of the Rights Agreement (unless such date is extended) or (ii) the redemption or exchange of the Rights as described above.

8

Amendment of Terms of Rights Agreement and Rights

The terms of the Rights and the Rights Agreement may be amended in any respect without the consent of the holders of the Rights on or prior to the Distribution Date. Thereafter, the terms of the Rights and the Rights Agreement may be amended without the consent of the holders of Rights in order to cure any ambiguities, to shorten or lengthen any time period pursuant to the Rights Agreement or to make changes that do not adversely affect the interests of holders of the Rights.

Voting Rights; Other Stockholder Rights

The Rights will not have any voting rights. Until a Right is exercised, the holder thereof, as such, will have no separate rights as stockholder of CBPO Cayman.

Anti-Dilution Provisions

The Board may adjust the Exercise Price, the number of Preferred Shares issuable and the number of outstanding Rights to prevent dilution that may occur from a stock dividend, a stock split or a reclassification of the Preferred Shares or ordinary shares.

With certain exceptions, no adjustments to the Exercise Price will be made until the cumulative adjustments amount to at least 1% of the Exercise Price. No fractional Preferred Shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the current market price of the Preferred Shares.

Taxes

The distribution of Rights should not be taxable for federal income tax purposes. However, following an event that renders the Rights exercisable or upon redemption of the Rights, stockholders may recognize taxable income.

Exempted Company

CBPO Cayman is an exempted company duly incorporated with limited liability under the Companies Law. The Companies Law distinguishes between ordinary resident companies and exempted companies. Any company, the objects of which are to conduct business mainly outside of the Cayman Islands, may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for certain exemptions and privileges, including (a) an exempted company does not have to file an annual return of its shareholders with the Registrar of Companies, (b) an exempted company is not required to open its register of members for inspection, (c) an exempted company does not have to hold an annual general meeting, (d) an exempted company may issue no par value, negotiable or bearer shares, (e) an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands, (f) an exempted company may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance), (g) an exempted company may register as a limited duration company and (h) an exempted company may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on that shareholder’s shares of the company (except in exceptional circumstances, such as fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).

Transfer Agent

The transfer agent and registrar for CBPO Cayman’s ordinary shares is Securities Transfer Corporation.

9

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CHINA BIOLOGIC PRODUCTS HOLDINGS, INC.

Date: July 21, 2017	By:	/s/ David (Xiaoying) Gao
		Name:	David (Xiaoying) Gao
		Title:	Chief Executive Officer

10